UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 6, 2005

NEWPORT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-01649	94-0849175
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1791 Deere Avenue, Irvine, California	92606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 863-3144

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 6, 2005, Newport Corporation (the “Registrant”) issued a press release in which it updated the guidance that it had provided in its press release dated January 27, 2005 with respect to its financial outlook for the first quarter of 2005 as a result of certain events that occurred during the first quarter, which are discussed in more detail in Item 7.01 of this Form 8-K below. A copy of the Registrant’s press release is being furnished with this Form 8-K as Exhibit 99.1.

The information furnished under this Item 2.02 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, nor shall this information and Exhibit 99.1 be deemed incorporated by reference into any filing by the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as may be set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

On April 6, 2005, the Registrant issued a press release to announce its plan to divest its robotic systems operations, which are part of its Advanced Packaging and Automation Systems Division. In accordance with generally accepted accounting principles, the company’s historical and future financial results will now reflect these operations as discontinued operations effective beginning in the first quarter of 2005. In addition, the Registrant announced the settlement of a dispute arising out of its acquisition of Micro Robotics Systems, Inc. As a result of such settlement, the Registrant will record an extraordinary gain of approximately $3.0 million in the first quarter of 2005. The Registrant also updated the guidance that it had provided in its press release dated January 27, 2005 with respect to its financial outlook for the first quarter of 2005 as a result of such events. A copy of the Registrant’s press release is being furnished with this Form 8-K as Exhibit 99.1.

The information furnished under this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liability of that section, nor shall this information and Exhibit 99.1 be deemed incorporated by reference into any filing by the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, except as may be set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated April 6, 2005 (furnished pursuant to Items 2.02 and 7.01 and not deemed filed).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 6, 2005	NEWPORT CORPORATION

	By:	/s/ Jeffrey B. Coyne
Jeffrey B. Coyne
Senior Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated April 6, 2005 (furnished pursuant to Items 2.02 and 7.01 and not deemed filed).